Prepaid Expenses and Other Tax Assets	12 Months Ended
Dec. 31, 2020
Prepaid Expenses and Other Tax Assets
Prepaid Expenses and Other Tax Assets

Section G — Other Disclosures

This section provides additional disclosures on miscellaneous topics, including information pertaining to the Executive Board, Supervisory Board, related party transactions, and other corporate governance topics.

(G.1) Prepaid Expenses and Other Tax Assets

€ millions	2020			2019
	Current	Non-Current	Total	Current	Non-Current	Total
Prepaid expenses	495	187	682	427	179	606
Other tax assets	209	52	261	225	87	312
Total	704	239	943	652	266	918
/ Other non-financial assets	1,321	1,926	3,247	1,188	1,701	2,889
Prepaid expenses and other tax assets as % of / other non-financial assets	53	12	29	55	16	32

Prepaid expenses primarily consist of prepayments for operating leases, support services, and software royalties. Other tax assets primarily consist of VAT.